HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805      HV-6776 – Premier InnovationsSM

Supplement dated May18, 2017 to your Prospectus

FUND NAME CHANGE

a.            PUTNAM HIGH YIELD ADVANTAGE FUND – CLASS A

Effective May 8, 2017, the following name change was made to your Prospectus:

Current Name	New Name

Putnam High Yield Advantage Fund – Class A	Putnam High Yield Fund – Class A

b.            BLACKROCK LARGE CAP CORE FUND – INVESTOR A SHARES

Effective on or about June 12, 2017, the following name change will be made to your Prospectus:

Current Name	New Name

Blackrock Large Cap Core Fund – Investor A Shares	Blackrock Advantage Large Cap Core Fund – Investor A Shares

As a result of the above changes, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.